Principal Funds, Inc.
Supplement dated December 17, 2021
to the Statement of Additional Information dated December 31, 2020
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
Effective December 31, 2021, remove all references to Elizabeth Ballantine from the Statement of Additional Information.
In the Committee table, delete the members of the Audit Committee, Nominating and Governance Committee, and Operations Committee and replace with the following:

Committee and Independent Board Members
Audit Committee Victor Hymes, Chair Leroy T. Barnes, Jr. Elizabeth A. Nickels Meg VanDeWeghe
Nominating and Governance Committee Elizabeth A. Nickels, Chair Craig Damos Fritz S. Hirsch Victor Hymes
Operations Committee Karrie McMillan, Chair John D. Kenney Padel L. Lattimer

INVESTMENT ADVISORY AND OTHER SERVICES
On or about January 15, 2022, in the Investment Advisors section under Sub-Advisor: Wellington Management Company LLP delete the Fund(s) sentence and replace with the following:
Fund(s): a portion of the assets of Diversified Real Asset and a portion of the assets of Global Multi-Strategy

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